GOLDMAN SACHS TRUST II

Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class P Shares, Class R Shares, Class R6 Shares and Class T Shares of the

Goldman Sachs GQG Partners International Opportunities Fund

(the “Fund”)

Supplement dated February 8, 2019 to the Prospectuses and

Statement of Additional Information (“SAI”)

dated April 16, 2018, as supplemented to date (with respect to Class P Shares) and dated

February 28, 2018, as supplemented to date (with respect to all other share classes)

Effective immediately, the Fund will publish information regarding its portfolio holdings on a monthly basis (rather than quarterly), subject to a thirty day lag between the date of the information and the date on which the information is disclosed.

Accordingly, effectively immediately, the Fund’s Prospectuses and SAI are revised as follows:

The following replaces the second paragraph under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectuses:

The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each month subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. The Fund may disclose portfolio holdings information more frequently. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

The following replaces the fourth paragraph under “Other Information—Selective Disclosure of Portfolio Holdings” in the SAI:

The Fund may publish on its website complete portfolio holdings information 30 days after the end of each month, or more frequently if it has a legitimate business purpose for doing so. In addition, certain portfolio statistics and other information (other than portfolio holdings information) may be available on a daily basis by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R, Investor and Class T Shareholders) or 1-800-621-2550 (for Institutional, Class R6 and Class P Shareholders).

This supplement should be retained with your Prospectuses and SAI for future reference.

GQGPIORPTCHGSTK 02-19